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                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 August 16, 2001
                                 ---------------

                                   NESCO, Inc.
                                   -----------
             (Exact name of Registrant as specified in its charter)

     State of Oklahoma                  000-24470                73-1296420
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(State or other jurisdiction      (Commission File No.)    (I.R.S. Employer
     of incorporation)                                      Identification No.)



                             12331 East 60th Street
                              Tulsa, Oklahoma 74l46
                              ---------------------
               (Address of principal executive offices) (Zip Code)



                                 (918) 250-2227
                                 --------------
              (Registrant's telephone number, including area code)


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

Item 5.  Other Information -

         On August 16, 2001, the Board of Directors of NESCO, Inc. (the "Company") announced that Eddy L. Patterson, Chairman of the Board and Chief Executive Officer, and James Howell, President, have resigned their positions as officers, directors and employees of the Company. Robert W. Sumner, a current director, has been named Chairman of the Board and Wesley Hill, currently manager of the Company's Summit Environmental Division, has been appointed President.

         The Company announced that its financial statements for the fiscal year ended December 31, 2000 and for the quarter ended March 31, 2001 will be restated due to the Board's determination that certain items in the amount of $3.65 million which had been included in work-in-process and accounts receivable should not have been recognized as revenue due to accounting irregularities. It is anticipated that amendments to the Company's annual report on Form 10-KSB for the year ended December 31, 2000 and its quarterly report on Form 10-Q for the quarter ended March 31, 2001 containing the restated financial results will be filed with the Securities and Exchange Commission on Monday, August 20, 2001 along with the Company's quarterly report on Form 10-Q for the period ended June 30, 2001.

         As previously reported, for the year ended December 31, 2000, the Company was not in compliance with three debt covenants of its principal credit facility. These covenants related to minimum current ratio, minimum debt coverage service ratio, and the maximum leverage ratio. The Company's lender waived the noncompliance, prior to the adjustments described above, as of December 31, 2000, and again at March 31, 2001. The Company continues to be out of compliance with these covenants and in August 2001, the Company's lender informed the Company that it was requiring the Company to transfer its banking relationships to another institution. Accordingly, all amounts owed under notes to the lender have been classified as current in the Company's financial statements. The Company is in the process of negotiating with other institutions to move its banking relationships.


Item 7.  Financial Statements and Exhibits -

(c)     Exhibits

        Exhibit No.       Description
        -----------       -----------

        99 Press Release issued by the Company on August 16, 2001 announcing the matters discussed in this report.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused his report to be signed on its behalf by the duly authorized undersigned officer of the Registrant.

                                              NESCO, Inc.
                                              (Registrant)

Date:    August 16, 2001
                                              By: /s/ Larry G. Johnson
                                                 -------------------------------
                                              Larry G. Johnson, Vice President
                                              & Secretary-Treasurer  (Authorized
                                              Officer and Principal Financial
                                              Officer)




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